SEMI-ANNUAL REPORT

                                        January 31, 2002



                                        Davis New York
                                        Venture Fund










[DAVIS FUNDS LOGO]

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                                TABLE OF CONTENTS

Shareholder Letter.....................................................2

Management's Discussion and Analysis...................................5

Schedule of Investments...............................................12

Statement of Assets and Liabilities...................................17

Statement of Operations...............................................19

Statement of Changes in Net Assets....................................20

Notes to Financial Statements.........................................21

Financial Highlights..................................................27

Directors and Officers................................................31

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

There is an old saying that the stock market predicts like a barometer, not a thermometer. Its moves are based on forecasts of future business and economic conditions, rather than a reflection of current conditions. As a shining example, the market moved up during the final months of the recessions in 1970, 1974, 1982 and 1990 but, with the benefit of hindsight, the first two market upswings were "cyclical" while the latter two were "secular." These upward moves are not based on earnings, which are usually bad and getting worse. Rather, they are based on liquidity stimulus driven by Federal Reserve easing, faster money supply growth and lower bond yields. Our view at this time is that in spite of the "wall of worry" that exists on the military and economic fronts, over the near term, the market seems likely to stay most of the time within the 10,000 to 13,000 range where it has traded most often since 1998.

A HISTORICAL PERSPECTIVE
The question at hand for 2002 is whether any market recovery that occurs will be a cyclical recovery within the trading boundaries already established, or whether it will signal that a secular, long cycle bull market is again getting underway. The market recoveries after the two earlier recessions of 1970 and 1974 did not lead to a secular breakout resulting in new highs for the averages. We believe that this same pattern will hold true for 2002. The reasons have to do with bull and bear cycles put in historical context.

The recessions of 1970 and 1974 ended a long stock market up cycle that began around 1950. During the bull market period of the 1950's and 1960's, industry group after industry group rotated into the investment spotlight, price/earnings (P/E) ratios were bid up and the percentage of assets allocated to equities in accounts rose regularly to new high levels. A broad list of basic industries and financial stocks led the way in the 1950's, while drugs, consumer stocks, electronics, defense, office equipment and other growth sectors like media led the way in the 1960's.

The grand finale, which began in 1969 and lasted until 1972, created the "favorite 50" growth stocks. These stocks appeared to have consistent high growth rates that would last indefinitely and thus were rewarded with higher and higher P/E ratios. During this speculative phase, the phrase "one decision growth stocks" was coined, and some examples were the leaders of that day, such as Avon, Polaroid and Xerox. This euphoria ended in 1973 and 1974 when stock market values collapsed. It took until 1982 for the market to test the highs of its trading range and finally break out into a new secular bull market.

The 1980's and 1990's were great bull market periods. The recessions of 1982 and 1990 did not stop the market from quickly recovering to new highs after those downturns ended. In the 1980's, the mood was cautious at first but when inflation began to fall, earnings gradually moved up and interest rates began to decline. This drove P/E ratios into a long-term secular climb. Most industry groups participated in the upswing, with the general exception of natural resources and precious metals like gold. After the Berlin Wall came down, a "new world order" was declared with optimism for global expansion. It was the age of multinationals and innovative growth.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

The 1990 recession proved brief and hardly dented the continued upward march of stock prices and P/E ratios. Interest rates kept falling, budget deficits disappeared, productivity soared and profits continued to exceed expectations (with a little help from creative accounting). A new economic perpetual motion machine seemed at hand with technology as its primary motor. Around 1998 to 2000, on top of this optimism came the Internet bubble and Y2K euphoria leading to bursts in capital spending and consumer borrowing. Again, a new breed of growth stocks was born led by technology and telecom just as the "favorite 50" mania dominated the period between 1969 and 1972.

LOOKING TO THE FUTURE
The downturn that began in 2001 may or may not be deep and how long it will linger into 2002 is an open question. However, the platform on which the market rides seems unbalanced. Record low interest rates are the primary valuation prop today, yet P/E ratios are very high by all historical measures. In addition, earnings are poor, productivity may be affected by the war, government is certain to get bigger as it develops "homeland security" and deficits may be around the corner. There is overcapacity on the corporate front, and the consumer is stressed by debt and low savings. Inflation and interest rates are very low now, perhaps as low as they can go, especially if an economic recovery gets underway in the next few months. If interest rates do go lower, the new worry may be deflation, which would be extremely bad for earnings.

Putting all of these considerations into historical context suggests that a market recovery will be "range bound" for sometime ahead. Since 1998, we have suggested that for the foreseeable future the Dow will trade predominantly in a range of 10,000 to 15,000 and that any move above or below this range is likely to be short-lived. Still, this is not a time to despair. Plenty of money will be made during this necessary "pause that refreshes." Again, as in the interlude of the 1970's, new leadership groups are likely to emerge in the stock market.

COMMITTED TO OUR INVESTMENT DISCIPLINE
The job of our portfolio managers and analysts is to review our portfolios using unbiased thinking and fresh eyes adjusting to the new realities. Every financial hurricane creates shipwrecks with vessels that will not sail well again, and those holdings should be removed from portfolios. We intend to stick to basics within our circle of competence. Companies that continue to gain market share, maintain strong balance sheets and have new products helping them ride the waves into the future should perform well. Specifically, companies that accelerate their business model opportunities with significant new products, pricing action, cost cutting or productive acquisitions are likely to be favored.

Every war changes the investment landscape. This new wartime environment is hostile to some (i.e., airlines and hotels), and helpful to others (i.e., cell phones, Web solutions, drug companies and defense contractors). Companies that adapt fast to these conditions will win. Cost management is vital, and corporate realism and honesty with shareholders will help distinguish "doers" from "bluffers" among managements.

Moreover, wars are won with technology. The Internet may have one billion users in 2005 versus 500 million now. A new semiconductor equipment cycle seems inevitable, and cell phone penetration inexorably keeps rising.

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

We continue to favor well-managed companies in the broad area of financials, drugs, energy, media, technology and consumer stocks. As always, the devil is in the details--that is, stock selection. The trick is to get in front of positive change and take a position when the stock is good value. It is critical to self-evaluate and keep reviewing every decision.

The tail wind that sends a secular bull market to new highs is rising P/E ratios. This wind seems unlikely to blow now given today's historically elevated valuation levels. Nevertheless, a cyclical bull market reaching the upper ends of the trading range should come with economic recovery and reward those with patience. It is also worth bearing in mind that with yields so low on both bond and money market funds, we believe a diversified portfolio of equities still offers the best potential for long term wealth building.(1)

Sincerely,


/s/ Shelby M. C. Davis
Shelby M. C. Davis
Senior Research Advisor

March 4, 2002

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS NEW YORK VENTURE FUND

PERFORMANCE OVERVIEW

The Davis New York Venture Fund's Class A shares delivered a total return on net asset value of (5.43)% for the six-month period and (15.74)% for the one-year period ended January 31, 2002.(2) Over the same time periods, the Standard & Poor's 500 Index returned (6.01)% and (16.15)%, respectively.(3) The Davis New York Venture Fund is the only fund currently open to new investors with a 10-year average annual return that has consistently outperformed the S&P 500 Index over all 10-year periods since the Fund's inception on February 17, 1969.(4) The Fund's Class A shares have generated an average annual total return of 13.90% since inception versus a return of 11.33% for the S&P 500 over the same time frame.

According to Morningstar, "...Davis New York Venture Fund's long-term prospects are intact. All of the most important elements still remain: The Davis family has a large sum invested in this fund; management's analysis is more thorough than competitors'; and the core strategy continues to buy strong companies with good growth potential whose shares trade at modest valuations."(5)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the key events of 2001 and your outlook?

A. Any discussion of 2001 must begin with September 11th. As residents of New York City, many of us on the portfolio management team saw firsthand the devastation caused by this senseless catastrophe. But in the months following, we have also been reminded of the tremendous resiliency and resourcefulness of individuals, companies, and, most importantly, our country. Over a long period of time, such resiliency is not surprising. The U.S. economy is perhaps unique in world history, having grown in every decade of the last century--through two world wars, the Great Depression, the Cold War, and countless other times of turmoil and uncertainty.

But the speed with which the shock of September 11th has faded is striking and may be cause for investor caution. The stock market has surged over 20% from its low and currently trades well above its pre-September 11th level. It is a fundamental fact of investing that high prices increase risk and lower future returns. Think of a small business that earns $100,000 per year. If you could buy this business for $1 million, you would earn a much better return than if you paid $3 million for the same business. As stocks represent ownership interests in business, the same holds true. Unfortunately, it is human nature to feel more confident and more willing to invest when prices are high and more cautious and uncertain when prices are low.

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In the aftermath of September 11th, prices plummeted as investors perceived the market to be far riskier than it was before. The fallacy of this way of thinking can best be understood with an example. Our research team travels a good deal in studying potential investments for the Davis New York Venture Fund. I know that we all felt that air travel was a good deal riskier after September 11th than before. Yet on reflection, it is clear that air travel before this horrible day was far riskier--we just were not aware of the risks we were taking. After the eleventh, our knowledge of these risks actually made air travel far safer because of increased security. Similarly, if we think back to March 2000, the S&P 500(R) had made virtually uninterrupted progress for ten years, rising at a compound annual growth rate of 17% per year, and the Nasdaq at an even higher rate. Investing in equities seemed like a very low risk proposition and people flooded the market with new money to invest. Yet such confidence only comes when risks are highest. Eighteen months later at the end of September 2001, the S&P 500(R) had fallen 30% and the Nasdaq 67% and investing in equities seemed far riskier than ever. New money disappeared and investors headed for the door despite the fact that the lower prices implied lower risks and the possibility of greater returns.

Now, after this dramatic recovery, caution is again warranted as prices have risen sharply.

All of this is getting at the fundamental difference between price and value. The value of any business will be determined by the future cash or real earnings that the business generates, discounted at the appropriate interest rate. Given stable interest rates and earnings prospects, the value of a business is a constant. The price of a business, on the other hand, may gyrate wildly with changing expectations, investor psychology and a host of other reasons. It is for this reason that Benjamin Graham, who literally wrote the book on Security Analysis famously quipped that in the short term the market is a voting machine (reflecting changes in psychology and sentiment). In the long term, it is a weighing machine (reflecting changes in business values).

Turning to our outlook for the market, we can say that although we know the current price of the stock market by looking in the newspaper each day, we can only determine its value by looking at earnings and interest rates. Given the high level of corporate earnings relative to gross domestic product (GDP), historically high profit margins and multiples, low quality earnings (which include pension income and exclude option expense) and the low level of interest rates used to discount these earnings, it is difficult to be wildly optimistic. Without the tail wind of a rising market, careful stock picking will be more important than ever.

To help our investors understand the reasons for this sober outlook, Ken and I have taken the unusual step of offering a complimentary copy of one of the best articles we have read in a long time. The article is written by Warren Buffett who is without peer as an investor and as a teacher. In straightforward language, he explains these complex topics in a wonderfully comprehensible manner. (I cannot recommend it highly enough and would not take it amiss if you stopped reading this letter immediately and called 1-800-279-0279 to receive your complimentary copy).

Q. How would you describe the Fund's performance in 2001?

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A. While the Fund's performance was acceptable relative to the S&P 500 against which we judge ourselves, Ken and I are deeply disappointed to have lost money for our investors. It is easy to rationalize such a year by reflecting on the very strong relative and absolute performance of 2000, but this is a bit of a cop out. Warren Buffett, Chairman of Berkshire Hathaway, once said that there are two golden rules of investment success. Number One: Don't lose money. Number
Two: Don't forget rule number one. Although poor years in the investment business are inevitable, they are never easy. By way of perspective, since Davis Advisors started managing large cap mutual funds in 1969, we have had negative returns seven times (including 2001).

As always, our performance in 2001 was the result of some good decisions and some bad decisions.

At the top of the "good list" would be a number of the decisions we made in the days following September 11th. Most importantly, we decided to stay fully invested. This was not an easy decision particularly with the National Guard patrolling the streets, the ruins of the World Trade Center still smoldering just a few miles south of our office and our emotions certainly frayed. In such times, it is vital to quantify. So Ken and I and the entire research team spent the week that the market was closed reviewing our outlook for each company that we owned and revising, where necessary, our estimate of fair value. As a result, when the market opened, we were able to add to our positions in companies such as American Express(6) at prices that we thought reflected too much pessimism. We funded these purchases by selling a number of companies that were perceived as "safe havens" and that were fairly valued and whose stock prices barely declined or even rose, notably General Mills and Freddie Mac.

Beyond these decisions, 2001's performance was also helped by the recovery of a number of holdings whose prices had declined dramatically in 2000, particularly Lexmark, Sealed Air and Progressive, as well as by the continued strong performance of Philip Morris, Berkshire Hathaway and Costco, and our early investment (thanks to Ken) in Dun & Bradstreet prior to its spin off of Moody's Corporation.

Finally, before turning to the bad decisions, I want to highlight the fact that we have finally sold our shares in American Home Products, a fine company and an important contributor to our results over the last several years. Our investment in American Home created a classic double play--namely a company whose share price increased because of rising earnings and an expanding price earnings multiple. A few years ago we increased our position while the company was under a cloud of short-term uncertainty due to a pending class action lawsuit concerning a diet drug that the company manufactured. Every day it seemed that the headlines were full of adverse developments and rising estimates of the costs of this litigation. Working with Danton Goei on our research team, Ken and I became convinced that even if the company had to pay a multiple of what the worst case seemed likely to be, the company would still have a very strong balance sheet and, net of the costs of financing this settlement, strong earnings power. We purchased the shares at eighteen times earnings--a discount to the multiple of the market and comparable pharmaceutical companies. In the ensuing two years, the litigation has been largely settled (at an amount more than twice what was then thought), the company's earnings have grown (despite the dilutive sale of its chemical business) and, with the cloud of uncertainty lifted, its P/E multiple has expanded from 18 to 26, resulting in a 50% gain for our shareholders. Although many of our investments are not nearly so successful, they are almost always made during times of uncertainty, controversy or pessimism.

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

At such times, we must be willing to suffer "headline risk" and put up with other investors telling us that we are crazy. This was the case with purchase decisions such as Citigroup in the early 1990s and Philip Morris several years ago, both of which were rumored to be going bankrupt, and it is certainly the case today with a number of our holdings in controversial companies.

Unfortunately, not all our decisions have turned out so well and it is always the bad decisions that stand out. As usual, I will divide these into a number of categories. The first, and most benign, is made up of companies whose earnings outlooks have been set back more than we would have predicted by the slowing economy (even before September 11th). As recessions are inevitable, we should have been more rigorous in anticipating the consequences for companies we own. Morgan Stanley probably tops this list as, at $110 per share versus $55 at year-end, it was trading as if the bull market would never end. American Express could also be included as it too was priced for perfection at its peak of $60 per share versus $35 at year-end. With both these companies, and others in this category, we were mistaken in our short-term outlook but remain comfortable with their long-term competitive position.

A second category of bad decisions came from declines in a number of stocks whose price/earnings multiple had climbed too high. In these cases, our valuation discipline should have mandated our selling (as we did with American Home Products, discussed above). In particular, some of our other holdings in the healthcare sector stand out and we perhaps missed a good selling opportunity when they surged late in 2000. Bristol-Myers fell some 30% from levels where we could--and probably should--have sold.

As always, I have left the two worst categories for last. In the first category are two companies where enormous and unexpected corporate actions have significantly reduced our assessment of the companies' intrinsic value. I am referring to Devon Energy's acquisition of Anderson Exploration and Hewlett-Packard's planned merger with Compaq. In both cases, the companies' share prices fell significantly and, while it remains an open question as to whether or not the stock declines have fully (or overly) discounted the intrinsic value lost, we feel that both deals reduced the companies' value. Hewlett-Packard's shares have since recovered somewhat, perhaps on speculation that the merger may not go through. We will monitor this situation closely.

The last category is the most serious and is made up of Tellabs and Providian whose shares declined 78% and 94% respectively from their highs. Given our approach to investing, such losses are simply unacceptable. In our last report, I went into some detail that I will not repeat about the mistakes we made in our analysis of Tellabs. But I also mentioned that unlike Lucent, Tellabs had a very strong balance sheet and was likely to weather the storm. After writing that report, the shares fell a further 25% to $12 at which point we added to our position. The shares have since recovered to $15--still well below our average cost of $40, but at least well above the level at which we added. While we continue to believe that the company is well managed and strongly capitalized, we doubt that it will ever generate the earnings we once thought possible.

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Our loss in Providian is more disturbing because of both the amount we lost and the reasons for it. As an innovative and fast-growing consumer credit card company, Providian had thrived by targeting a very narrow segment of population that other lenders ignored. The company called this segment "unbanked" as it was made up of first generation immigrants and others who either lacked a credit history or had had credit problems and were thus shunned by banks. By specializing in this risky asset class, Providian developed systems for analyzing and appropriately pricing for the higher risks implicit in such loans. Unfortunately, Providian outgrew this niche. Having promised Wall Street high growth, the company broadened its market focus into areas in which it had less insight. Worst of all, it abandoned the targeted marketing approach that had made it successful and instead started advertising on television. The result was that while its loans continued to grow at a dramatic pace, the quality of these loans deteriorated. The company suffered from what is known as "adverse selection"--which simply means that the customers that it attracted were exactly those customers least likely to pay it back, particularly if the economy turned down. Meanwhile, to make matters worse, Providian does not have a system of branches for gathering core deposits to fund its loans. Instead, it is dependent on Wall Street for securitizations and brokered FDIC-insured CDs. As the company's credit deteriorated, investors were unwilling to continue funding its business at prior levels. The result was a downward spiral that has left Providian vulnerable to a liquidity crisis and possibly even bankruptcy as the value of its highly profitable "unbanked" business was swamped by these more recent down-market loans. Looking ahead, Ken and I believe that the worst may be behind Providian. Its older business continues to perform well and the company is trying to sell off parts of its portfolio to improve its liquidity and capital position. We are deeply disappointed that we did not see this loss of focus as it developed but instead remained reassured by Providian's past success and well-regarded management team. We will watch the situation closely and report to you on subsequent developments.

Q. Do you have any other comments?

A. Although I occasionally will mention an individual colleague who has helped work on a particular idea, such fleeting references do not do justice to the contribution made by our first-class team of analysts: Adam Seessel, Kent Whitaker, Danton Goei and Dwight Blazin. As a group they combine analytical rigor, intellectual honesty, strong work ethic and the highest level of integrity. Ken and I feel lucky to work with such individuals and confident that our performance will continue to benefit from their insights.

I also cannot end this report without revisiting one of my favorite topics--the nonsensical distinction drawn between so-called "growth" and "value" investing. The fact that this distinction has fallen into such common usage has two insidious consequences. The first is that it leads investors to imagine that they have achieved some level of diversification by dividing their portfolio into these separate styles. On January 7, 2002, The Wall Street Journal published its Mutual Funds Quarterly Review. From these tables, one should note the following: For the five year period ended December 31, 2001, the average growth fund has compounded at 8.15% and the average value fund at 8.45%. This certainly does not seem like much of a difference.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

That brings me to the second insidious consequence. For the same five-year period, the S&P 500(R) has compounded at 10.70% outperforming both "growth" and "value." Thus, the growth/value distinction has also served to lower the benchmark against which managers are judged and allowed many to overlook the fact that they are lagging the S&P 500(R). For the record, the Davis New York Venture Fund has produced a return of 11.92% over the same five-year period.

Finally, I have to compliment you, our shareholders. If you had told me in advance about the events of 2001, I would have predicted that we would have had many redemptions. Instead, you stayed invested, rode out the storm, and participated in the recovery. Although it is difficult to calculate, an estimate based on data from the last several years indicates that the holding period of our average shareholder is nearly double that of the industry average: 5.5 years versus 2.8 years.

The happy consequence of your longer holding period is that Ken and I can do a better job investing, as we do not have to deal with large amounts of money moving in and out. Shareholders also benefit by avoiding the chronic underperformance that comes when typical mutual fund investors chase last year's winners. In an updated version of the study I have often quoted here, the Dalbar organization notes that "from 1984-2000, the average stock fund delivered an average annual return of 14.0% while the average stock fund investor earned only 5.3% per year."(7) This shocking underperformance is the consequence of decreasing holding periods as investors constantly chase last year's winners. We are glad that our investors have resisted this irrational and wealth-destroying tendency.

On behalf of our entire research team, we are deeply gratified by your persistency and we will do our best to earn your confidence.(1)

--------------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis New York Venture Fund, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for periods ending January 31, 2002. Returns for other classes of shares will vary from the following returns:


(Without a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------------------------------
FUND NAME                               1 YEAR       5 YEAR        10 YEAR        INCEPTION
---------                               ------       ------        -------        ---------
--------------------------------------------------------------------------------------------------------
Davis New York Venture A                (15.74)%     9.80%         14.89%         13.90% - 02/17/69
--------------------------------------------------------------------------------------------------------


(With a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------------------------------
FUND NAME                               1 YEAR       5 YEAR        10 YEAR        INCEPTION
---------                               ------       ------        -------        ---------
--------------------------------------------------------------------------------------------------------
Davis New York Venture A                (19.73)%     8.73%         14.34%         13.73% - 02/17/69
--------------------------------------------------------------------------------------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(3) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted toward stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. An investment cannot be made directly in an index.

(4) Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500(R) for all rolling 10-year time periods since its inception. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500(R) Index for rolling 10-year time periods ending December 31 of each year. The Fund's returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed. If sales charges were imposed, the reported figures would be lower.

(5) Source: Morningstar Mutual Funds, October 17, 2001.

(6) See the Schedule of Investments for a detailed list of portfolio holdings.

(7) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Davis Funds. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND
Schedule of Investments
January 31, 2002 (Unaudited)

==============================================================================================================
                                                                                                       VALUE
      SHARES                                     SECURITY                                            (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - (93.30%)

    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (10.12%)
     7,698,500        Bank One Corp. .....................................................   $     288,693,750
     7,359,700        Golden West Financial Corp. ........................................         468,518,502
       961,032        Julius Baer Holding Ltd., Class B...................................         309,739,792
    23,031,346        Lloyds TSB Group PLC................................................         246,195,857
     1,570,200        State Street Corp. .................................................          84,445,356
    15,949,700        Wells Fargo & Co. ..................................................         739,906,583
                                                                                             -----------------
                                                                                                 2,137,499,840
                                                                                             -----------------
    BUILDING MATERIALS - (4.51%)
     4,036,700        Martin Marietta Materials, Inc. (b).................................         164,576,259
    21,772,500        Masco Corp. ........................................................         582,632,100
     4,419,920        Vulcan Materials Co. ...............................................         205,084,288
                                                                                             -----------------
                                                                                                   952,292,647
                                                                                             -----------------
    CONSUMER PRODUCTS - (5.11%)
     3,232,300        Eastman Kodak Co. ..................................................          91,797,320
    19,693,500        Philip Morris Cos. Inc. ............................................         986,841,285
                                                                                             -----------------
                                                                                                 1,078,638,605
                                                                                             -----------------
    DATA PROCESSING - (0.19%)
       480,000        First Data Corp. ...................................................          39,710,400
                                                                                             -----------------
    DIVERSIFIED MANUFACTURING - (6.54%)
     5,832,300        Dover Corp. ........................................................         222,735,537
     3,022,300        Minnesota Mining and Manufacturing Co. .............................         334,870,840
    23,394,206        Tyco International Ltd. ............................................         822,306,341
                                                                                             -----------------
                                                                                                 1,379,912,718
                                                                                             -----------------
    ELECTRONICS - (1.52%)
    40,750,000        Agere Systems Inc., Class A*........................................         208,640,000
     3,736,107        Agilent Technologies, Inc.*.........................................         113,390,847
                                                                                             -----------------
                                                                                                   322,030,847
                                                                                             -----------------
    ENERGY - (5.62%)
     1,590,000        Conoco Inc. ........................................................          44,774,400
     7,261,343        Devon Energy Corp. (b)..............................................         270,267,186
     5,462,000        EOG Resources, Inc. ................................................         185,653,380
     4,997,000        Kinder Morgan, Inc. ................................................         258,344,900
     7,303,500        Phillips Petroleum Co. .............................................         427,035,645
                                                                                             -----------------
                                                                                                 1,186,075,511
                                                                                             -----------------
    FINANCIAL SERVICES - (16.14%)
    36,410,100        American Express Co. ...............................................       1,305,302,085
    17,205,416        Citigroup Inc. .....................................................         815,536,718
     5,037,400        Dun & Bradstreet Corp.* (b).........................................         173,286,560
    17,184,500        Household International, Inc. ......................................         880,533,780
     5,372,700        Moody's Corp. ......................................................         201,583,704

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2002 (Unaudited)


==============================================================================================================
                                                                                                       VALUE
      SHARES                                     SECURITY                                            (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    FINANCIAL SERVICES - CONTINUED
     8,391,800        Providian Financial Corp. ..........................................   $      32,308,430
                                                                                             -----------------
                                                                                                 3,408,551,277
                                                                                             -----------------
    FOOD/BEVERAGE & RESTAURANT - (3.27%)
     9,543,436        Diageo PLC..........................................................         111,044,619
     1,494,800        Hershey Foods Corp. ................................................         105,189,076
     4,000,000        Kraft Foods Inc., Class A...........................................         148,240,000
    12,009,300        McDonald's Corp. ...................................................         326,412,774
                                                                                             -----------------
                                                                                                   690,886,469
                                                                                             -----------------
    HOTELS - (0.77%)
     3,991,000        Marriott International, Inc., Class A...............................         162,752,980
                                                                                             -----------------
    INDUSTRIAL - (2.08%)
    10,579,400        Sealed Air Corp.* (b)...............................................         439,256,688
                                                                                             -----------------
    INSURANCE BROKERS - (1.24%)
     7,845,400        Aon Corp. ..........................................................         261,251,820
                                                                                             -----------------
    INVESTMENT FIRMS - (2.38%)
     3,300,000        Investor AB, Class B................................................          33,728,729
     6,102,480        Morgan Stanley Dean Witter & Co. ...................................         335,636,400
     5,223,200        Stilwell Financial, Inc. ...........................................         132,930,440
                                                                                             -----------------
                                                                                                   502,295,569
                                                                                             -----------------
    LIFE INSURANCE - (0.67%)
     1,559,500        Principal Financial Group, Inc.*....................................          39,689,275
     1,500,000        Sun Life Financial Services of Canada...............................          29,205,000
     2,583,500        UnumProvident Corp. ................................................          73,113,050
                                                                                             -----------------
                                                                                                   142,007,325
                                                                                             -----------------
    MEDIA - (0.84%)
     2,378,665        Lagardere S.C.A.....................................................          91,304,886
     8,781,680        WPP Group PLC.......................................................          85,564,229
                                                                                             -----------------
                                                                                                   176,869,115
                                                                                             -----------------
    MULTI-LINE INSURANCE - (3.19%)
     5,196,810        American International Group, Inc. .................................         385,343,462
     4,758,700        Loews Corp. .........................................................        287,663,415
                                                                                             -----------------
                                                                                                   673,006,877
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTH CARE - (6.42%)
     2,164,700        Bristol-Myers Squibb Co. ...........................................          98,212,439
     5,228,500        Eli Lilly and Co. ..................................................         392,660,350
    13,016,000        Merck & Co., Inc. ..................................................         770,286,880
     2,325,000        Pharmacia Corp. ....................................................          94,162,500
                                                                                             -----------------
                                                                                                 1,355,322,169
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2002 (Unaudited)

==============================================================================================================
                                                                                                      VALUE
      SHARES                                     SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    PROPERTY/CASUALTY INSURANCE - (2.08%)
     1,616,300        Chubb Corp. ........................................................   $     108,049,655
        80,000        Markel Corp.*.......................................................          15,432,000
     2,137,900        Progressive Corp. (Ohio)............................................         316,088,515
                                                                                             -----------------
                                                                                                   439,570,170
                                                                                             -----------------
    PUBLISHING - (0.52%)
     1,628,000        Gannett Co., Inc. ..................................................         109,808,600
                                                                                             -----------------
    REAL ESTATE - (0.54%)
       401,800        Centerpoint Properties Corp. .......................................          19,897,136
     2,313,100        General Growth Properties, Inc. ....................................          93,680,550
                                                                                             -----------------
                                                                                                   113,577,686
                                                                                             -----------------
    REINSURANCE - (5.30%)
         8,535        Berkshire Hathaway Inc., Class A*...................................         630,736,500
             4        Berkshire Hathaway Inc., Class B*...................................               9,812
       620,000        Everest Re Group, Ltd. .............................................          42,594,000
     4,973,150        Transatlantic Holdings, Inc. (b) ...................................         445,096,925
                                                                                             -----------------
                                                                                                 1,118,437,237
                                                                                             -----------------
    RETAILING - (5.54%)
    16,151,200        Costco Wholesale Corp.*.............................................         742,551,420
     1,820,000        J. C. Penney Co., Inc. .............................................          45,263,400
     5,360,000        RadioShack Corp. ...................................................         168,947,200
     5,260,000        Safeway Inc.*.......................................................         212,767,000
                                                                                             -----------------
                                                                                                 1,169,529,020
                                                                                             -----------------
    TECHNOLOGY - (3.81%)
     5,550,000        BMC Software, Inc.*.................................................          98,068,500
    11,730,450        Hewlett-Packard Co. ................................................         259,360,250
     7,752,000        Lexmark International, Inc.* (b)....................................         430,623,600
     3,283,600        Novell, Inc.*.......................................................          17,173,228
                                                                                             -----------------
                                                                                                   805,225,578
                                                                                             -----------------
    TELECOMMUNICATIONS - (1.95%)
     3,533,400        Loral Space & Communications Ltd.*..................................           8,268,156
    26,151,000        Tellabs, Inc.* (b)..................................................         404,163,705
                                                                                             -----------------
                                                                                                   412,431,861
                                                                                             -----------------
    TRANSPORTATION - (2.95%)
    10,846,300        United Parcel Service, Inc., Class B.................................        623,445,324
                                                                                             -----------------
                           Total Common Stocks - (identified cost $17,833,184,029)........      19,700,386,333
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2002 (Unaudited)


==============================================================================================================
                                                                                                       VALUE
      SHARES/PRINCIPAL                           SECURITY                                            (NOTE 1)
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - (0.48%)

      2,041,800       General Growth Properties, 7.25%, 07/15/08, Conv. Pfd...............   $      54,413,970
         38,400       Lucent Technologies Inc., 8.00%, 08/01/31, Ser. 144A,
                         Non-Cum. Conv. Pfd...............................................          43,968,000
          76,200      Sealed Air Corp., $2.00, 04/01/18, Ser. A, Cum. Conv. Pfd...........           3,162,300
                                                                                             -----------------
                            Total Preferred Stocks - (identified cost $93,118,415)........         101,544,270
                                                                                             -----------------

SHORT TERM INVESTMENTS - (6.41%)

$  1,352,393,000      Nomura Securities International, Inc. Repurchase Agreement, 1.93%,
                         02/01/02, dated 01/31/02, repurchase value of $1,352,465,503
                         (collateralized by: U.S. Government obligations in a pooled cash account, total market value $1,379,440,860)
                         - (identified cost $1,352,393,000)................................      1,352,393,000
                                                                                             -----------------

                           Total Investments - (identified cost $19,278,695,444)
                               (100.19%)(a)...............................................      21,154,323,603
                           Liabilities Less Other Assets - (0.19%)........................         (39,509,810)
                                                                                             -----------------
                                    Net Assets - (100%)...................................   $  21,114,813,793
                                                                                             =================

(a) Aggregate cost for Federal Income Tax purposes is $19,278,695,444. At January 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                           Unrealized appreciation........................................   $   3,974,541,946
                           Unrealized depreciation........................................      (2,098,913,787)
                                                                                             -----------------
                                    Net appreciation......................................   $   1,875,628,159
                                                                                             =================

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2002 (Unaudited)

================================================================================

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended January 31, 2002. The aggregate fair value of the securities of affiliated companies held by the Fund as of January 31, 2002 amounts to $2,327,270,923. Transactions during the period in which the issuers were affiliates are as follows:

                           Shares            Gross            Gross          Shares              Dividend
Security                   July 31, 2001     Additions        Reductions     January 31, 2002    Income
--------                   -------------     ---------        ----------     ----------------    ------
Devon Energy Corp.             5,286,143     1,975,200             -             7,261,343        $723,084
Dun & Bradstreet Corp.         5,037,400           -               -             5,037,400           -
Julius Baer Holding
     Ltd., Class B (c)            72,411       888,621             -               961,032           -
Lexmark International, Inc.    8,021,800        16,200           286,000         7,752,000           -
Martin Marietta
     Materials, Inc.           4,036,700           -               -             4,036,700       1,130,276
Sealed Air Corp.              10,556,800        22,600             -            10,579,400           -
Tellabs, Inc.                 24,022,000     2,908,200           779,200        26,151,000           -
Transatlantic Holdings, Inc.   4,963,950         9,200             -             4,973,150         953,962

(c) Not an affiliate as of January 31, 2002.

*    Non-Income Producing Security




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 2002 (Unaudited)

==================================================================================================================================
ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments):
         Unaffiliated companies (including securities loaned of $93,886,684) (cost of $16,388,254,891) ..       $ 18,827,052,680
         Affiliated companies (including securities loaned of $55,846,913) (cost of $2,890,440,553) .....          2,327,270,923
     Collateral for securities loaned (Note 7)...........................................................            154,779,231
     Cash................................................................................................                354,428
     Receivables:
         Capital stock sold..............................................................................             45,055,028
         Dividends and interest..........................................................................             17,090,271
     Prepaid expenses....................................................................................              1,395,500
                                                                                                               -----------------
              Total assets...............................................................................         21,372,998,061
                                                                                                               -----------------

LIABILITIES:
     Return of collateral for securities loaned (Note 7).................................................            154,779,231
     Payables:
         Investment securities purchased.................................................................             47,061,416
         Capital stock redeemed..........................................................................             30,020,951
     Accrued expenses....................................................................................             26,215,010
     Other liabilities...................................................................................                107,660
                                                                                                               -----------------
              Total liabilities..........................................................................            258,184,268
                                                                                                               -----------------
NET ASSETS ..............................................................................................      $  21,114,813,793
                                                                                                               =================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock................................................................      $      43,680,173
     Additional paid-in capital..........................................................................         19,703,474,409
     Net unrealized appreciation on investments and translation of assets
         and liabilities denominated in foreign currency.................................................          1,875,520,499
     Undistributed net investment loss...................................................................            (13,146,835)
     Accumulated net realized losses from investments and foreign currency transactions..................           (494,714,453)
                                                                                                               -----------------
              Net assets.................................................................................      $  21,114,813,793
                                                                                                               =================

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At January 31, 2002 (Unaudited)

===============================================================================================================
     CLASS A SHARES
         Net assets.......................................................................   $  10,156,542,935
         Shares outstanding...............................................................         413,642,791
         Net asset value and redemption price per share...................................           $   24.55
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $24.55)*..........................           $   25.77
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   5,931,515,696
         Shares outstanding...............................................................         250,988,106
         Net asset value and redemption price per share...................................           $   23.63
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $   3,633,735,582
         Shares outstanding...............................................................         152,808,739
         Net asset value and redemption price per share...................................           $   23.78
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $   1,393,019,580
         Shares outstanding...............................................................          56,163,829
         Net asset value and redemption price per share...................................           $   24.80
                                                                                                     =========

* On purchases of $100,000 or more, the offering price is reduced.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Statement of Operations
For the six months ended January 31, 2002 (Unaudited)

================================================================================================================
INVESTMENT INCOME:
     Income:
         Dividends:
              Unaffiliated companies (Net of foreign withholding taxes of $400,283).......   $    130,165,688
              Affiliated companies........................................................          2,807,322
         Interest.........................................................................          7,100,315
         Lending fees.....................................................................            292,838
                                                                                             -----------------
                 Total income.............................................................        140,366,163

     Expenses:
         Management fees (Note 3)........................................  $   54,581,569
         Custodian fees..................................................       1,501,789
         Transfer agent fees
              Class A....................................................       6,661,366
              Class B....................................................       4,797,221
              Class C....................................................       2,607,948
              Class Y....................................................         481,758
         Audit fees......................................................          42,000
         Legal fees......................................................          50,129
         Accounting fees (Note 3)........................................         199,998
         Reports to shareholders.........................................       1,193,489
         Directors' fees and expenses....................................         182,743
         Registration and filing fees....................................       1,102,919
         Miscellaneous...................................................          66,944
         Payments under distribution plan (Note 4)
              Class A....................................................      11,860,774
              Class B....................................................      29,905,495
              Class C....................................................      18,196,998
                                                                           ---------------
                  Total expenses..........................................................        133,433,140
                  Expenses paid indirectly  (Note 6)......................................           (247,651)
                                                                                            -----------------
                  Net expenses............................................................        133,185,489
                                                                                            -----------------
                      Net investment income...............................................          7,180,674
                                                                                            -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from:
         Investment transactions:
              Unaffiliated companies......................................................        126,651,583
              Affiliated companies........................................................        (43,434,232)
         Foreign currency transactions....................................................            422,378
     Net decrease in unrealized appreciation on investments and translation of assets
         and liabilities in foreign currencies............................................     (1,347,960,431)
                                                                                            -----------------
     Net realized and unrealized loss on investments and foreign currency.................     (1,264,320,702)
                                                                                            -----------------
                  Net decrease in net assets resulting from operations....................  $  (1,257,140,028)
                                                                                            =================


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Statement of Changes in Net Assets

===========================================================================================================================

                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                            JANUARY 31, 2002       JULY 31,
                                                                               (UNAUDITED)            2001
                                                                               -----------            ----
OPERATIONS:
     Net investment income.............................................  $       7,180,674   $      30,881,793
     Net realized gain (loss) from investments and
         foreign currency  transactions................................         83,639,729        (273,543,204)
     Decrease in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies...     (1,347,960,431)     (1,438,824,878)
                                                                         -----------------   -----------------
       Net decrease in net assets resulting from operations............     (1,257,140,028)     (1,681,486,289)

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................        (12,323,332)        (13,392,663)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (5,675,031)         (3,741,849)

     Distributions in excess of net investment income:
         Class A  .....................................................             -               (4,857,725)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................             -               (1,357,226)

     Realized gains from investment transactions:
         Class A  .....................................................             -             (877,918,457)
         Class B  .....................................................             -             (542,911,684)
         Class C  .....................................................             -             (305,191,536)
         Class Y  .....................................................             -              (96,153,980)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
         Class A  .....................................................        77,637,853        2,801,855,438
         Class B  .....................................................         (3,184,729)      1,629,381,351
         Class C  .....................................................         32,273,682       1,416,311,800
         Class Y  .....................................................         11,759,782         661,775,970
                                                                         -----------------   -----------------

     Total increase (decrease) in net assets...........................     (1,156,651,803)      2,982,313,150
NET ASSETS:
     Beginning of period...............................................     22,271,465,596      19,289,152,446
                                                                         -----------------   -----------------
     End of period (including undistributed net investment loss of
         $13,146,835 and $2,329,146, respectively).....................   $ 21,114,813,793   $  22,271,465,596
                                                                         =================   =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements
January 31, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At January 31, 2002, the Fund had approximately $578,354,000 of post October losses available to offset future capital gains, if any, which expire in 2010.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income and net realized securities gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2002, were $1,803,916,843 and $2,613,464,395 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Advisory fees are paid to Davis Advisors (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Management fees paid during the six months ended January 31, 2002, approximated 0.52% of average net assets.

     The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 2002, amounted to $7,002. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended January 31, 2002, amounted to $1,130,519. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $199,998 for the six months ended January 31, 2002. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2002 (Unaudited)
================================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

     During the six months ended January 31, 2002, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $ 5,874,800 from commissions earned on sales of Class A shares of the Fund, of which $790,945 was retained by the Underwriter and the remaining $5,083,855 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 2002, was $11,860,774.

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the six months ended January 31, 2002, Class B shares of the Fund made distribution plan payments which included distribution fees of $22,398,493 and service fees of $7,507,002.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2002 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

     CLASS B SHARES - CONTINUED

     Commission advances by the Distributor during the six months ended January 31, 2002 on the sale of Class B shares of the Fund amounted to $14,210,144, of which $12,478,461 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $345,420,750 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 2002 the Distributor received $ 5,879,176 in contingent deferred sales charges from Class B shares of the Fund.

     CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

     During the six months ended January 31, 2002, Class C shares of the Fund made distribution plan payments which included distribution fees of $13,647,749 and service fees of $4,549,249. During the six months ended January 31, 2002, the Distributor received $469,257 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2002 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK

       At January 31, 2002, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:


CLASS A                                                          SIX MONTHS ENDED
-------                                                          JANUARY 31, 2002                       YEAR ENDED
                                                                    (UNAUDITED)                         JULY 31, 2001
                                                         ---------------------------------    -----------------------------------
                                                             SHARES            AMOUNT            SHARES              AMOUNT
                                                         --------------    ---------------    ---------------    ---------------
Shares subscribed ...................................        47,471,276    $ 1,157,056,892        138,187,905    $ 3,929,292,022
Shares issued in reinvestment of distributions ......           462,338         11,411,492         30,600,259        824,677,337
                                                         --------------    ---------------    ---------------    ---------------
                                                             47,933,614      1,168,468,384        168,788,164      4,753,969,359
Shares redeemed .....................................       (45,177,970)    (1,090,830,531)       (69,228,403)    (1,952,113,921)
                                                         --------------    ---------------    ---------------    ---------------
     Net increase ...................................         2,755,644    $    77,637,853         99,559,761    $ 2,801,855,438
                                                         ==============    ===============    ===============    ===============

CLASS B                                                          SIX MONTHS ENDED
-------                                                          JANUARY 31, 2002                       YEAR ENDED
                                                                    (UNAUDITED)                         JULY 31, 2001
                                                         ---------------------------------    -----------------------------------
                                                             SHARES            AMOUNT            SHARES              AMOUNT
                                                         --------------    ---------------    ---------------    ---------------
Shares subscribed....................................        17,511,126    $   409,744,284         62,411,281    $ 1,727,208,176
Shares issued in reinvestment of distributions.......            -                  -              19,232,376        503,119,192
                                                         --------------    ---------------    ---------------    ---------------
                                                             17,511,126        409,744,284         81,643,657      2,230,327,368
Shares redeemed......................................       (17,762,455)      (412,929,013)       (22,168,974)      (600,946,017)
                                                         --------------    ---------------    ---------------    ---------------
     Net increase (decrease).........................          (251,329)   $    (3,184,729)        59,474,683    $ 1,629,381,351
                                                         ==============    ===============    ===============    ===============
CLASS C                                                          SIX MONTHS ENDED
-------                                                          JANUARY 31, 2002                       YEAR ENDED
                                                                    (UNAUDITED)                         JULY 31, 2001
                                                         ---------------------------------    -----------------------------------
                                                             SHARES            AMOUNT            SHARES              AMOUNT
                                                         --------------    ---------------    ---------------    ---------------
Shares subscribed....................................        14,916,714    $   352,809,997         54,845,022    $ 1,532,656,857
Shares issued in reinvestment of distributions.......            -                  -              10,729,579        282,315,376
                                                         --------------    ---------------    ---------------    ---------------
                                                             14.916,714        352,809,997         65,574,601      1,814,972,233
Shares redeemed......................................       (13,673,293)      (320,536,315)       (14,691,722)      (398,660,433)
                                                         --------------    ---------------    ---------------    ---------------
     Net increase....................................         1,243,421    $    32,273,682         50,882,879    $ 1,416,311,800
                                                         ==============    ===============    ===============    ===============
CLASS Y                                                          SIX MONTHS ENDED
-------                                                          JANUARY 31, 2002                       YEAR ENDED
                                                                    (UNAUDITED)                         JULY 31, 2001
                                                         ---------------------------------    -----------------------------------
                                                             SHARES            AMOUNT            SHARES              AMOUNT
                                                         --------------    ---------------    ---------------    ---------------
Shares subscribed....................................         8,690,800    $   214,081,459         28,744,187    $   820,297,400
Shares issued in reinvestment of distributions.......           184,505          4,597,475          3,185,750         86,652,409
                                                         --------------    ---------------    ---------------    ---------------
                                                              8,875,305        218,678,934         31,929,937        906,949,809
Shares redeemed......................................        (8,439,240)      (206,919,152)        (8,678,855)      (245,173,839)
                                                         --------------    ---------------    ---------------    ---------------
     Net increase....................................           436,065    $    11,759,782         23,251,082    $   661,775,970
                                                         ==============    ===============    ===============    ===============

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2002 (Unaudited)
================================================================================

NOTE 6 - EXPENSES PAID INDIRECTLY

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $10,400 during the six months ended January 31, 2002.

     Davis New York Venture Fund ("the Fund") has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by commissions paid to such brokers. During the six months ended January 31, 2002 the reduction amounted to $237,251.

NOTE 7 - SECURITIES LOANED

     Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of January 31, 2002, the Fund had on loan securities valued at $149,733,597; cash of $154,779,231 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - FUND REORGANIZATION

     On June 12, 2001, the Board of Directors approved the reorganization of Davis Growth & Income Fund with and into Davis New York Venture Fund. Shareholders of the Davis Growth & Income Fund were asked to approve a reorganization whereby shareholders would receive shares of Davis New York Venture Fund. With respect to the reorganization, 43,168,637 votes were cast in favor, 248,448 votes were cast against and 557,701 votes abstained. The reorganization of Davis Growth & Income Fund with and into Davis New York Venture Fund was conducted on September 21, 2001.

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                       SIX MONTHS
                                                         ENDED                           YEAR ENDED JULY 31,
                                                         1/31/02     ------------------------------------------------------------
                                                       (UNAUDITED)    2001           2000          1999          1998       1997
                                                         ------      ------         ------        ------        ------     ------
Net Asset Value, Beginning of Period ...............     $25.99      $30.64         $27.73        $24.31        $22.91     $15.24
                                                         ------      ------         ------        ------        ------     ------
Income (Loss) From Investment Operations
     Net Investment Income .........................        .05         .11            .08           .14           .20        .18
     Net Realized and Unrealized Gains (Losses) ....      (1.46)      (2.07)          3.45          3.87          2.26       8.37
                                                         ------      ------         ------        ------        ------     ------
       Total From Investment Operations ............      (1.41)      (1.96)          3.53          4.01          2.46       8.55
Dividends and Distributions
     Dividends from Net Investment Income ..........       (.03)       (.04)            --(3)       (.11)         (.23)      (.18)
     Distributions in Excess of Net ................         --        (.01)            --            --            --         --
Investment Income
     Distributions from Realized Gains .............         --       (2.64)          (.62)         (.48)         (.83)      (.70)
                                                         ------      ------         ------        ------        ------     ------
       Total  Dividends and Distributions ..........       (.03)      (2.69)          (.62)         (.59)        (1.06)      (.88)
                                                         ------      ------         ------        ------        ------     ------
Net Asset Value, End  of Period ....................     $24.55      $25.99         $30.64        $27.73        $24.31     $22.91
                                                         ======      ======         ======        ======        ======     ======

Total Return(1).....................................      (5.43)%     (6.70)%        12.99%        16.85%        11.16%     57.83%


Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)....    $10,157     $10,678         $9,539        $7,443        $6,458     $4,055
     Ratio of Expenses to Average Net Assets .......        .92%*       .89%           .88%          .90%          .91%       .89%
     Ratio of Net Investment Income to Average
       Net Assets ..................................        .41%*       .50%           .31%          .56%          .80%       .98%
     Portfolio Turnover Rate(2).....................          9%         15%            29%           25%           11%        24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

*    Annualized.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                         SIX MONTHS
                                                            ENDED                             YEAR ENDED JULY 31,
                                                           1/31/02         -------------------------------------------------------
                                                         (UNAUDITED)        2001        2000        1999       1998       1997
                                                            ------         ------      ------      ------     ------     ------
Net Asset Value, Beginning of Period ..................     $25.09         $29.85      $27.25      $24.00     $22.64     $15.08
                                                            ------         ------      ------      ------     ------     ------

Income (Loss) From Investment Operations
     Net Investment Income (Loss) .....................       (.05)          (.03)       (.23)       (.14)       .01        .01
     Net Realized and Unrealized Gains (Losses) .......       1.41)         (2.09)       3.45        3.87       2.23       8.29
                                                            ------         ------      ------      ------     ------     ------
       Total From Investment Operations ...............      (1.46)         (2.12)       3.22        3.73       2.24       8.30

Dividends and Distributions
     Dividends from Net Investment Income .............         --             --          --          --       (.05)      (.04)
     Distributions from Realized Gains ................         --          (2.64)       (.62)       (.48)      (.83)      (.70)
                                                            ------         ------      ------      ------     ------     ------
       Total  Dividends and Distributions .............         --          (2.64)       (.62)       (.48)      (.88)      (.74)
                                                            ------         ------      ------      ------     ------     ------

Net Asset Value, End  of Period .......................     $23.63         $25.09      $29.85      $27.25     $24.00     $22.64
                                                            ======         ======      ======      ======     ======     ======

Total Return (1) ......................................      (5.82)%        (7.46)%     12.06%      15.84%     10.22%     56.47%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted) ......     $5,932         $6,303      $5,724      $4,405     $3,123     $1,196

     Ratio of Expenses to Average Net Assets ..........       1.72%*         1.71%       1.71%       1.74%      1.79%      1.79%(2)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets .............................       (.39)%*        (.32)%      (.52)%      (.28)%     (.08)%      .07%
     Portfolio Turnover Rate(3) .......................          9%            15%         29%         25%        11%        24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.78% for the year ended July 31, 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                            SIX MONTHS
                                                               ENDED                         YEAR ENDED JULY 31,
                                                              1/31/02        -------------------------------------------------
                                                            (UNAUDITED)       2001       2000       1999       1998      1997
                                                              ------         ------     ------     ------     ------    ------
Net Asset Value, Beginning of Period ......................   $25.24         $30.00     $27.38     $24.09     $22.72    $15.12
                                                              ------         ------     ------     ------     ------    ------

Income (Loss) From Investment Operations
     Net Investment Income (Loss) .........................     (.04)          (.02)      (.21)      (.10)       .02       .02
     Net Realized and Unrealized Gains (Losses) ...........    (1.42)         (2.10)      3.45       3.87       2.24      8.32
                                                              ------         ------     ------     ------     ------    ------
       Total From Investment Operations ...................    (1.46)         (2.12)      3.24       3.77       2.26      8.34

Dividends and Distributions
     Dividends from Net Investment Income .................       --             --         --         --       (.06)     (.04)
     Distributions from Realized Gains ....................       --          (2.64)      (.62)      (.48)      (.83)     (.70)
                                                              ------         ------     ------     ------     ------    ------
       Total Dividends and Distributions ..................       --          (2.64)      (.62)      (.48)      (.89)     (.74)
                                                              ------         ------     ------     ------     ------    ------
Net Asset Value, End  of Period ...........................   $23.78         $25.24     $30.00     $27.38     $24.09    $22.72
                                                              ======         ======     ======     ======     ======    ======

Total Return(1) ...........................................    (5.78)%        (7.42)%    12.07%     15.95%     10.27%    56.59%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted) ..........   $3,634         $3,825     $3,021     $1,934     $1,391      $573
     Ratio of Expenses to Average Net Assets ..............     1.70%*         1.68%      1.69%      1.72%      1.71%     1.73%
     Ratio of Net Investment Income (Loss) to
        Average Net Assets ................................     (.37)%*        (.29)%     (.50)%     (.26)%      .00%      .13%
     Portfolio Turnover Rate(2) ...........................        9%            15%        29%        25%        11%       24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                        SIX MONTHS                                             OCTOBER 2, 1996
                                                           ENDED                 YEAR ENDED JULY 31,         (INCEPTION OF CLASS)
                                                          1/31/02       ------------------------------------        THROUGH
                                                        (UNAUDITED)     2001       2000      1999      1998      JULY 31, 1997
                                                           ------      ------     ------    ------    ------        ------
Net Asset Value, Beginning of Period ................      $26.29      $30.96     $28.00    $24.55    $23.12        $16.66
                                                           ------      ------     ------    ------    ------        ------

Income (Loss) From Investment Operations
     Net Investment Income ..........................         .08         .13        .20       .25       .24           .15
     Net Realized and Unrealized Gains (Losses) .....       (1.47)      (2.02)      3.45      3.87      2.31          7.07
                                                           ------      ------     ------    ------    ------        ------
       Total From Investment Operations .............       (1.39)      (1.89)      3.65      4.12      2.55          7.22

Dividends and Distributions
     Dividends from Net Investment Income ...........        (.10)       (.12)      (.07)     (.19)     (.29)         (.06)
     Distributions in Excess of Net Investment
          Income ....................................          --        (.02)        --        --        --            --

     Distributions from Realized Gains ..............          --       (2.64)      (.62)     (.48)     (.83)         (.70)
                                                           ------      ------     ------    ------    ------        ------
       Total  Dividends and Distributions ...........        (.10)      (2.78)      (.69)     (.67)    (1.12)         (.76)
                                                           ------      ------     ------    ------    ------        ------

Net Asset Value, End  of Period .....................      $24.80      $26.29     $30.96    $28.00    $24.55        $23.12
                                                           ======      ======     ======    ======    ======        ======

Total Return(1) .....................................       (5.28)%     (6.41)%    13.33%    17.19%    11.48%        44.71%

Ratios/Supplemental Data

     Net Assets, End of Period (000,000 omitted).....      $1,393      $1,465     $1,005      $734      $735          $534
     Ratio of Expenses to Average Net Assets ........         .63%*       .62%       .60%      .62%      .59%          .62%*
     Ratio of Net Investment Income to Average
       Net Assets ...................................         .70%*       .77%       .59%      .84%     1.12%         1.19%*
     Portfolio Turnover Rate(2) .....................           9%         15%        29%       25%       11%           24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until the age of 72, or until his or her resignation, death or removal.

                                                                              NUMBER OF
                                    TERM OF                                  PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                 FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING      OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS             DIRECTOR    DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            12        none stated
BASS JR.                            since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                12        Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                     Trust (real estate investment
                                                   Return Fund, LLP; Of                     trust), Legg Mason Trust
                                                   Counsel to Gordon,                       (asset management company) and
                                                   Feinblatt, Rothman,                      Rodney Trust Company
                                                   Hoffberger and                           (Delaware); Trustee, College
                                                   Hollander, LLC (law                      of Notre Dame of Maryland,
                                                   firm).                                   McDonogh School and other
                                                                                            public charities, private
                                                                                            foundations and businesses
                                                                                            not affiliated with the Adviser
                                                                                            and have no material relationship
                                                                                            with the Adviser or the Davis
                                                                                            Funds other than that some of
                                                                                            them are shareholders in one or
                                                                                            more of the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe             12        Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                      (engineering); Member,
                                                   Chairman, Energy &                       Investment Committee for
                                                   Technology Company,                      Microgeneration Technology
                                                   Ltd.                                     Fund, UTECH Funds.
                                                   Retired Chairman and
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS-CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  12         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               12         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President            12         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director, John
                                                   Hassall, Ltd.; Chairman, John
                                                   Hassall Japan, Ltd.; Chairman
                                                   of Cantrock Realty; Chairman
                                                   of McCallum Die (tool and
                                                   die).

CHRISTIAN R.       Director         director       General Partner of             12         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm); President
                                                   and Chief Executive Officer
                                                   of Mulford Securities
                                                   Corporation (private
                                                   investment fund) until 1990;
                                                   formerly Vice President of
                                                   Goldman Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Chief Administrative           16         Director of the Selected
(born 3/28/51)                      since 1999     Officer of Crate &                        Funds (consisting of four
                                                   Barrel (home                              portfolios); Director, Modine
                                                   furnishings retailer);                    Manufacturing, Inc. (heat
                                                   former Vice President                     transfer technology);
                                                   and Treasurer, Amoco                      Director, Chicago Bridge &
                                                   Corporation (oil & gas                    Iron Company, N.V.
                                                   company).                                 (industrial construction and
                                                                                             engineering).

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                                NUMBER OF
                                    TERM OF                                     PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                    FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING         OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS              DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of             12         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research                               Funds (consisting of six
                                                   Department, Chairman                          portfolios, mutual fund
                                                   of U.S. Investment                            investment adviser).
                                                   Policy Committee and Member
                                                   of the International
                                                   Investment Committee, all
                                                   for Fiduciary Trust Company
                                                   International (money
                                                   management firm) Consultant
                                                   to Davis Advisors.

ANDREW A. DAVIS    Director         director       President or Vice                  16         Director of the Selected
(born 6/25/63)                      since 1997     President of each                             Funds (consisting of four
                                                   Davis Fund and                                portfolios).
                                                   Selected Fund;
                                                   President, Davis
                                                   Advisors, and also
                                                   serves as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                    16         Director of the Selected
DAVIS                               since 1997     Officer, President or                         Funds (consisting of four
(born 7/13/65)                                     Vice President of each                        portfolios);  Director, Kings
                                                   Davis Fund and                                Bay Ltd. (offshore investment
                                                   Selected Fund;                                management company).
                                                   Chairman and Chief
                                                   Executive Officer, Davis
                                                   Advisors, and also serves as
                                                   an executive officer in
                                                   certain companies affiliated
                                                   with the Adviser, including
                                                   sole member of the Adviser's
                                                   general partner, Davis
                                                   Investments, LLC; Employee of
                                                   Shelby Cullom Davis & Co.
                                                   (registered broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own shares of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                                 DAVIS NEW YORK
                                  VENTURE FUND

                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

      DIRECTORS                            OFFICERS
      Wesley E. Bass, Jr.                  Jeremy H. Biggs
      Jeremy H. Biggs                          Chairman
      Marc P. Blum                         Christopher C. Davis
      Andrew  A. Davis                         President
      Christopher C. Davis                 Andrew A. Davis
      Jerry D. Geist                           Vice President
      D. James Guzy                        Kenneth C. Eich
      G. Bernard Hamilton                      Vice President
      Theodore B. Smith, Jr.               Sharra L. Reed
      Christian R. Sonne                       Vice President,
      Marsha Williams                          Treasurer & Assistant Secretary
                                           Thomas D. Tays
                                               Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                             Davis Advisors
                                             2949 East Elvira Road
                                             Suite 101
                                             Tucson, AZ 85706
                                             1-800-279-0279
                                             www.davisfunds.com





















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